Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Schedule of obligations recorded in accounts payable accrued expenses and other current liabilities and non current liabilities

The following table reflects the Company’s obligations in connection with the aforementioned advisory and other agreements recorded in accounts payable, accrued expenses and other current liabilities, and non-current liabilities within the condensed consolidated balance sheet as of June 30, 2024. These obligations are expected to be fully repaid by December 31, 2025. Under certain circumstances each of the agreements contain certain prepayment features subject to the amount of proceeds raised as set forth in each agreement. During the six months ended June 30, 2024, the Company paid $1,084 under the agreements.

Year ending	Amount
2024 (remaining)	$3,232
2025	2,906
Total	$6,138